EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Ascentium Capital LLC

23970 Highway 59 North

Kingwood, Texas 77339-1535

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ascentium Capital LLC (the “Company”) and J.P. Morgan Securities LLC (the “Initial Purchaser” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of Ascentium Equipment Receivables 2017-2 Trust, Asset Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 2, 2017, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of September 30, 2017, with respect to 4,484 equipment contracts (the “Statistical Contract File”). At your instruction, we randomly selected 100 equipment contracts (the “Sample Contracts”) from the Statistical Contract File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics

1.	Contract number (informational purposes only)
2.	Obligor name
3.	Obligor state
4.	Current lease payment
5.	Payment frequency
6.	Contract term (months)
7.	Equipment type
8.	Equipment cost*

*	Inclusive of commissions, taxes and additional fees, as applicable.

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the Lease Agreement or Lease Addendum (collectively, the “Lease Agreement”); Characteristic 6. to the Lease Agreement or the “Discount of Loan;” Characteristic 7. to the Lease Agreement, Sales Contract and Security Agreement, Asset Purchase Agreement or Invoice (collectively, the “Equipment Type Documentation”); and Characteristic 8. to the Invoice, Discount of Loan, Request for Funding, Sales Contract and Security Agreement, Booking Information Sheet or ACH transaction support (collectively, the “Funding Agreement”).

Member of Deloitte Touche Tohmatsu Limited

For the purposes of such comparisons and at your instruction:

•	with respect to our comparison of Characteristic 3., for the Sample Contracts indicated in Appendix A, we observed a difference with respect to the obligor state set forth on the Statistical Contract File when compared to the obligor state set forth on the Lease Agreement. For such Sample Contracts, we were instructed to perform an additional procedure and compare the obligor state set forth on the Statistical Contract File to the obligor state set forth on a system screen shot from the Company’s servicing system (the “Servicing System Screen Shot”);

•	with respect to our comparison of Characteristics 4. through 6., for the Sample Contracts indicated in Appendix B, representatives of the Company instructed us to (i) adjust, using methodologies provided to us by the Company, the current lease payment, payment frequency and contract term (each as set forth on the Lease Agreement) from weekly payment terms to monthly payment terms and (ii) compare such adjusted terms to the corresponding information set forth on the Statistical Contract File;

•	with respect to our comparison of Characteristic 6., for the Sample Contracts indicated in Appendix C, we observed a difference with respect to the contract term set forth on the Statistical Contract File when compared to the contract term set forth on the Lease Agreement. For such Sample Contracts, we were instructed to perform an additional procedure and compare the contract term set forth on the Statistical Contract File to the contract term set forth on the Servicing System Screen Shot; and

•	with respect to our comparison of Characteristic 8., differences of $1.00 or less are deemed to be “in agreement.”

The equipment contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above mentioned Equipment Documents, except as described in Appendix D. Supplemental information is contained on Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts or underlying documentation underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly

/s/ Deloitte & Touche LLP

October 6, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2017 (Redacted).

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 3. for the following Sample Contracts:

[REDACTED]

[REDACTED]

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2017 (Redacted).

In applying our agreed-upon procedures as outlined above, we adjusted the payment terms for the following Sample Contracts:

[REDACTED]

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2017 (Redacted).

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 6. for the following Sample Contracts:

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2017.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in equipment type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 6, 2017 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Contract File	Characteristic set forth on the Equipment Type Documentation
1	[REDACTED]	Equipment type	FURN/FIX DISPLAY & STORAGE	MACHINERY

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.